UNITED STATES
SECURITIES AND EXCHANGE COMMSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	[_]

Check the appropriate box:

[_]	Preliminary Proxy Statement
[_]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]	Definitive Proxy Statement
[_]	Definitive Additional Materials
[_]	Soliciting Material Under Rule 14a-12

SYNERGX SYSTEMS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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June 26, 2009

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of the Stockholders of Synergx Systems Inc., a Delaware corporation (“Synergx”) to be held at 500 5th Avenue, Suite 1540, New York, New York 10110, on July 28, 2009 at 10:00 a.m.

At the meeting you will be asked to consider and vote upon (a) the election of five (5) Directors to Synergx's board of directors and (b) any other business that properly comes before the meeting or any adjournments or postponements thereof.

Your vote is important. We urge you to complete, sign, date and return the enclosed proxy card promptly in the accompanying prepaid envelope. You may, of course, attend the Meeting and vote in person, even if you have previously returned your proxy card.

Sincerely yours,

Paul Mendez,
Chairman

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on July 28, 2009

To the Stockholders of
Synergx Systems Inc.

Notice is hereby given that the Annual Meeting of Stockholders of Synergx Systems Inc., a Delaware corporation (“Synergx” or the “Company”) will be held at 10:00 a.m., local time, on July 28, 2009 at 500 5th Avenue, Suite 1540, New York, New York 10110 for the following purposes:

(1) To consider and vote upon the election of the board of directors consisting of five (5) persons to serve until the next annual meeting of the stockholders;

 (2) To conduct such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Although all stockholders are invited to attend the Annual Meeting, only stockholders of record at the close of business on June 17, 2009, are entitled to notice of and to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be open to examination by stockholders during regular business hours at the Company's principal executive offices from June 26, 2008, through the Annual Meeting date and at the Annual Meeting.

By Order of the Board of Directors

John A. Poserina
Secretary, Synergx Systems Inc.
June 26, 2009
Syosset, New York

TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING OF STOCKHOLDERS PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. STOCKHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

PROXY STATEMENT
SYNERGX SYSTEMS INC.

SOLICITATION OF PROXIES

The accompanying Proxy is solicited on behalf of the board of directors of Synergx Systems Inc. (the “Company”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, July 28, 2009, at 11:00 a.m. Eastern Standard Time, or any adjournment thereof, at the offices of 500 5th Avenue, Suite 1540, New York, New York 10110. The approximate date on which proxy materials are first being sent to stockholders is June 26, 2009.

The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, officers, directors, and regular employees of the Company may, without additional compensation, use their personal efforts to solicit proxies by telephone, telecopier or in person. The Company expects to reimburse brokers, banks, custodians and other nominees for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of the Common Stock. Should the Company's management deem it necessary, the Company may also retain the services of a proxy solicitation firm to aid in the solicitation of proxies for which the Company will pay a fee not expected to exceed $5,000 plus reimbursement for out-of-pocket expenses.

Vote Required

The election of the Company's directors requires a plurality of the votes represented in person or by proxy at the Annual Meeting.

Effect of an Abstention and Broker Non-Votes

A stockholder who abstains from voting on any or all proposals will be included in the number of stockholders present at the Annual Meeting for the purpose of determining the presence of a quorum. Abstentions will not be counted either in favor of or against the election of the nominees or any other proposal. Consequently, abstentions will have no affect on the vote required to approve the nominees for director or the other proposals being considered at the Annual Meeting.

If you hold shares of our common stock in your broker's name (sometimes called “street name” or “nominee name”), then you must provide voting instructions to your broker. If you do not provide instructions to your broker, your shares will not be voted on any matter on which your broker does not have discretionary authority to vote for you. A vote that is not cast for this reason is called a “broker non-vote.” We will treat broker non-votes as shares present for the purpose of determining whether a quorum is present at the meeting, but we will not consider them present for purposes of calculating the vote on a particular matter, nor will we count them as a vote FOR or AGAINST a matter or as an ABSTENTION on the matter.

Stockholders can ensure that their shares are voted at the Annual Meeting by signing and returning the enclosed proxy in the envelope provided. Shares of Common Stock par value $.001 per share (“Common Stock”) represented by the accompanying proxy will be voted if the proxy is properly executed and is received by the Company prior to the time of voting. Sending in a signed proxy will not affect a stockholder's right to attend the Annual Meeting and vote in person. The Company's principal executive offices are located at 209 Lafayette Drive, Syosset, New York 11791.

Proxies may be revoked at any time prior to the voting thereof by written notice mailed or delivered to the Secretary, by receipt of a proxy properly signed and dated subsequent to an earlier proxy, or by revocation by request in person at the Annual Meeting, but if not so revoked, the shares represented by such proxy will be voted in accordance with the authority conferred by such proxy. Where specific choices are not indicated on the proxy, proxies will be voted in accordance with the recommendations of the board of directors.

ANNUAL REPORT

The Annual Report to Stockholders covering operations of the Company for the fiscal year ended September 30, 2008, including financial statements, is enclosed herewith and is incorporated herein by reference. FORM 10-KSB, THE ANNUAL REPORT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND ANY AMENDMENTS THERETO, IS AVAILABLE TO STOCKHOLDERS UPON WRITTEN REQUEST TO THE SECRETARY, SYNERGX SYSTEMS INC., 209 LAFAYETTE DRIVE, SYOSSET, NEW YORK 11791.

OUTSTANDING VOTING SECURITIES AND RECORD DATE

Only stockholders of record at the close of business on June 17, 2009 will be entitled to notice of and to vote at the Annual Meeting, each share being entitled to one vote. Common Stock is the only class of capital stock which has been issued by the Company. As of the close of business on June 12, 2009, there were 5,210,950 outstanding shares of Common Stock entitled to be voted at the meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth certain information known to us regarding beneficial ownership of our outstanding Common Stock at June 12, 2009 of (i) each beneficial owner of more than five percent of the Common Stock, (ii) each of our Directors, and (iii) all of our Officers and Directors as a group.  Unless otherwise indicated, the address of the below-listed persons is our address, 209 Lafayette Drive, Syosset, NY 11791.

Common Stock Beneficially Owned At June 12, 2009

Name and Address of Beneficial Owner	Number of Shares	Percent of Shares
Paul Mendez (1)	2,068,012	39.7%
John A. Poserina (2)	52,334	1.0%
Harris Epstein (3)	5,000	*
Peter Barotz	-	*
Ronald Fetzer	-	*

All Executive Officers and Directors as a Group (5 persons)	2,125,346	40.8%

Total Shares Issued and Outstanding	5,210,950	100.0%

(1) Address is 3927 59th Street, Woodside, N.Y. Mr. Paul Mendez is the Chairman of the Board of Directors and controlling shareholder of Firecom, and for purposes of Rule 13d-3 may be deemed the beneficial owner of such Shares deemed to be beneficially owned by Firecom. Thus, Mr. Mendez may be deemed, for purposes of Rule 13d-3, to be the beneficial owner of 2,068,012 Shares of the Issuer. Mr. Mendez has shared voting power over 2,068,012 Shares of the Issuer and he has shared dispositive power over 2,068,012 Shares. Mr. Mendez disclaims any economic interest or beneficial ownership of these Shares.

(2) Includes 20,000 shares of Common Stock issuable upon exercise of options granted.

(3) Includes 5,000 shares of Common Stock issuable upon exercise of options granted.

*            Less than 1%

PROPOSAL NO. 1
ELECTION OF DIRECTORS

    Five (5) directors will be elected to hold office until the next Annual Meeting of Stockholders and until their successors have been elected and duly qualified. The persons named on the accompanying proxy will vote all shares for which they have received proxies for the election of the nominees named below unless contrary instructions are given. The directors up for election are elected at the Annual Meeting by a plurality of the votes cast at the meeting by the holders of the shares represented and entitled to vote in the election. Thus, assuming a quorum is present, the person or persons receiving the greatest number of votes “FOR” will be elected to serve as a member of the board. Accordingly, abstentions and non-votes with respect to the election of directors will not affect the outcome of the election of directors. If the nominee should be unable or unwilling to serve as a director, an event that is not anticipated, the proxies will be voted for a substitute nominee designated by the board.

NOMINEES

The name, age and position with the Company of each nominee for director of the Company is listed below, followed by summaries of the background and principal occupations.

NAME	AGE	OFFICE	DATE SERVICE COMMENCED

Paul Mendez	66	Chairman, Chief Executive Officer, Director	June 2008
John A. Poserina	69	Treasurer, Vice President, Chief, Financial Officer, Secretary and Director	January 1997
Harris Epstein	71	Director and Audit Committee	July 2005
Ronald P. Fetzer	45	Director and Audit Committee	September 2007
Peter Barotz	79	Director and Audit Committee	March 2007

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES.

Information Concerning Current Directors and Nominees for Director

Paul Mendez

Mr. Mendez joined Synergx as Chairman of the Board and as President and Chief Executive Officer in June 2008.  Mr. Mendez is the President and Chairman of the Board of Firecom Inc. (“Firecom”) and Vice President of Multiplex Electrical Services, Inc.  Mr. Mendez was elected Chairman of the Board and President of Firecom in July 1991.

John A. Poserina

Mr. Poserina joined us as Treasurer, Vice President, Chief Financial Officer and Director as of January 1, 1997. From December 1995 until he joined us, Mr. Poserina was an independent financial consultant. Also, from July 1996 to September 1996, Mr. Poserina was Chief Financial Officer of Happiness Express Inc. Mr. Poserina was Chief Financial Officer of Dorne and Margolin Inc. from November 1994 to December 1995. Prior to that, Mr. Poserina spent 15 years as Vice President, Treasurer and Chief Financial Officer of Chryon Corporation, which was a NYSE listed company registered under the Exchange Act. Mr. Poserina holds a Bachelor of Science degree in accounting from the University of Rhode Island and is a Certified Public Accountant.

Harris Epstein

Mr. Epstein founded the Lender Relationship Group in 1988 and has served as its President since its inception.  The Lender Relationship Group provides consulting services to the lending community with expertise in the areas of due diligence, loan origination, manual preparation and general consulting.  Mr. Epstein has over 50 years experience in banking and asset lending working with international and national banks and financial institutions.

Peter Barotz

Mr. Barotz has been the President of Panda Capital Corporation, a private financial services company, for the past 27 years.  He has been a director of General Bearing Corp. since December 30, 1997.  Peter Barotz also serves as a director of Firecom.

Ronald P. Fetzer

Mr. Fetzer is Vice President of NexCen Brands, Inc., an intellectual property management and franchising company, and is responsible for financial reporting and tax matters.  From November, 1999 to July, 2007 Mr. Fetzer was Chief Financial Officer at Bill Blass, Ltd. , a fashion manufacturing and licensing firm.  Prior to his employment at Bill Blass, Mr. Fetzer was senior manager at the accounting firm of UHY, LLP (previously known as Urbach Kahn & Werlin) from 1996 to 1999.  Mr. Fetzer received an MBA in International Finance from Baruch College in 1991 and a BA in Accounting from Queens College in 1985.

The board has determined that the following named nominees, if elected, will be “independent” as defined by Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards: Harris Epstein, Peter Barotz and Ronald P. Fetzer.

There are no family relationships between any Director or Executive Officer of Synergx and any other Director or Executive Officer of Synergx.

Directors hold office for a period of one year from the Annual Meeting of Stockholders at which they are elected or until their successors are duly elected and qualified. Officers are appointed by the board of directors and hold office at the will of the Board.

Nominating Committee

We have not established a Nominating Committee nor have we adopted a charter for the nominating process. Currently, the independent directors perform the functions of a nominating committee, including identifying individuals qualified to become board members, recommending nominees to fill vacancies in the membership of the board as they occur and, prior to each annual meeting of stockholders, recommending director nominees for election at such meeting, and making recommendations concerning the size and composition of the board. Board candidates are considered based upon various criteria, such as skills, knowledge, perspective, broad business judgment and leadership, relevant specific industry or regulatory affairs knowledge, business creativity and vision, experience, and any other factors appropriate in the context of an assessment of the needs of the board at that time. In addition, the board will consider whether the individual satisfies criteria for independence as may be required by applicable regulations and personal integrity and judgment. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to the Company.

The board has the sole authority to retain, compensate and terminate any search firm or firms to be used in connection with the identification, assessment, and/or engagement of directors and director candidates. No such firm has been retained by the Company in the past.

The board will consider proposed nominees whose names are submitted to it by stockholders; however, it does not have a formal process for that consideration. The Company has not adopted a formal process because it believes that the informal consideration process has served the board's and the stockholders' needs. The board intends to review periodically whether a more formal policy should be adopted. If a stockholder wishes to suggest a proposed name for board consideration, the name of that nominee and related personal information should be forwarded to the board, in care of the corporate Secretary, at least six months before the next annual meeting to assure time for meaningful consideration by the board.

Stockholder Communication with Board Members

Although the Company has not to date developed formal processes by which stockholders may communicate directly to directors, it believes that the informal process, in which stockholder communications which are received by the Secretary for the board's attention are forwarded to the board, has served the board's and the stockholders' needs. In view of recently adopted Securities and Exchange Commission disclosure requirements relating to this issue, the board may consider development of more specific procedures. Until any other procedures are developed and posted on the Company's corporate website, any communications to the board of directors should be sent to it in care of the Secretary.

The Company has no policy on attendance by directors at the annual meeting of stockholders, although the By-Laws provide that the annual meeting of directors shall be held as soon as possible after the annual meeting of stockholders.

AUDIT COMMITTEE

The board of directors has a standing audit committee, with a written charter, which, during fiscal 2008 was comprised of Harris Epstein, Ronald P. Fetzer and Peter Barotz. During fiscal 2008, the Audit Committee held four meetings.

The board of directors has determined that Mssrs. Epstein, Fetzer and Barotz each qualifies as a financial expert and that each of Messrs. Epstein, Fetzer and Barotz is an “independent director” as such term is defined by Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards.

Report of the Audit Committee

The following “Report of the Audit Committee” shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act of 1933 (Securities Act), or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent registered public accountants the matters required to be discussed by Statement of Auditing Standards No. 61, “Communication with Audit Committees,” as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from the independent registered public accountants required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent registered public accountants their independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the board of directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the last fiscal year for filing with the SEC.

AUDIT COMMITTEE

Harris Epstein, Chairman
Ronald P. Fetzer
Peter Barotz

MANAGEMENT

The following table sets forth certain information with respect to the Executive Officers of the Company:

NAME	AGE	OFFICE	DATE SERVICE COMMENCED
Paul Mendez	65	Chairman, Chief Executive Officer, Director	June 2008

John A. Poserina	68	Treasurer, Vice President, Chief, Financial Officer, Secretary and Director	January 1997

    Mr. Mendez's biographical information is included under “Information Concerning Current Directors and Nominees for Directors” in this Proxy Statement.

    Mr. Poserina's biographical information is included under “Information Concerning Current Directors and Nominees for Directors” in this Proxy Statement.

EXECUTIVE COMPENSATION

The following table sets forth certain information with respect to compensation paid or accrued by us for services rendered to it for each of the three fiscal years ended September 30, 2008, as to Paul Mendez, our current Chief Executive Officer; Daniel S. Tamkin, our former Chief Executive Officer; John A. Poserina, our Chief Financial Officer and Secretary; and Albert Koenig, the former President of Casey Systems Inc.  None of our other Executive Officers had aggregate remuneration in excess of $100,000.

Name	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Paul Mendez (1) CEO and Chairman
	2008	5,000	-	-	-	-	-	-	5,000

Daniel S. Tamkin (2)	2008 2007 2006	141,000 192,000 183,000	- - -	- - -	- - -	- - -	- - -	341,000 (4) 16,000 (4) 15,000 (4)	482,000 208,000 198,000

John A. Poserina Chief Financial Officer	2008	203,000	-	-	-	-	-	11,000 (5)	214,000
	2007	195,000	-	-	-	-	-	11,000 (5)	206,000
	2006	184,000	-	-	-	-	-	24,000 (5)	208,000

Albert Koenig (3)	2008	77,000	-	-	-	-	-	186,000 (6)	263,000
	2007	197,000	-	-	-	-	-	13,000 (6)	210,000
	2006	186,000	-	-	-	-	-	27,000 (6)	213,000

(1) In June 2008, we entered into an employment agreement with Mr. Mendez under which Mr. Mendez will serve as our President and Chief Executive Officer.  Pursuant to this employment agreement in effect until September 30, 2008, we paid Mr. Mendez a salary at an annual rate of $20,000.  On January 15, 2009, we amended Mr. Mendez’s employment agreement, effective October 1, 2008.  As a result, we have been paying Mr. Mendez a salary at an annual rate of $250,000 from October 1, 2008.

(2) Mr. Tamkin resigned as our President and Chief Executive Officer June 2008.  We entered into a Separation Agreement and General Release (the “Agreement”) with Mr. Tamkin, in satisfaction of mutual obligations, based on the terms of Mr. Tamkin’s employment agreement.  The Agreement provided, among other things, that we pay Mr. Tamkin compensation payments totaling approximately $300,000.

(3) In February 2008, Mr. Koenig resigned as President of our principal operating subsidiary Casey Systems Inc.  We entered into a Separation Agreement and General Release with Mr. Koenig, in satisfaction of mutual obligations, which provided, among other things, that we pay Mr. Koenig his annual salary for nine months.

(4) Includes the following:		2008	2007	2006
	Auto	$9,000	$12,000	$12,000
	Medical	4,000	4,000	3,000
	Unused Vacation Reimbursement	5,000	-	-
	Separation Costs	323,000	-	-

(5) Includes the following:		2008	2007	2006
	Auto	$7,000	$7,000	$7,000
	Medical	4,000	4,000	3,000
	Unused Vacation Reimbursement	-	-	14,000

(6) Includes the following:		2008	2007	2006
	Auto	$-	$12,000	$10,000
	Medical	-	1,000	1,000
	Unused Vacation Reimbursement	14,000	-	16,000
	Separation Costs	172,000	-	-

The following table details, as of September 30, 2008, the number and value of option exercises and value of unexercised in-the-money options held by Paul Mendez, Daniel S. Tamkin, John A. Poserina, and Albert Koenig.

Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Paul Mendez	-	-	-	-	-	-
Daniel S. Tamkin	-	-	-	-	-	-
John A. Poserina	2/10/2005	12,000	8,000		$2.50	2/9/2010
Albert Koenig	-	-	-	-	-	-

In March 2004, Synergx’s Board of Directors and its stockholders adopted a nonqualified stock option plan (“2004 Plan”), which will expire September 30, 2009.  Under the 2004 Plan, the Board of Directors may grant options to eligible employees at exercise prices not less than 100% of the fair market value of the common shares at the time the options are granted. The number of shares of Common Stock that may be issued shall not exceed an aggregate of up to 10% of our issued and outstanding shares from time to time. Options vest at a rate of 20% per year commencing one year after date of grant. Issuances under the 2004 Plan are to be reduced by options outstanding under a prior 1997 nonqualified stock option plan.

In December 1995, the Board of Directors voted to institute a 401(k) plan for nonunion employees to be effective January 1, 1996. The plan includes a profit sharing provision at the discretion of the board of directors. There was no profit sharing contribution in 2008 or in 2007.

Employment Agreements.  Each of our executive officers is covered by Employment Agreements (each, an “Employment Agreement”).

In June 2008, we entered into an Employment Agreement with Paul Mendez under which Mr. Mendez will serve as our President and Chief Executive Officer.  Under the terms of the original employment agreement, Mr. Mendez received a salary of $20,000.  On January 15, 2009, we entered into the Amendment to the Employment Agreement with Paul Mendez, effective October 1, 2008.  As a result, we will pay Mr. Mendez an annual base salary of $250,000 from October 1, 2008.  Pursuant to the Employment Agreement, both our Board of Directors and Mr. Mendez may terminate his employment without cause and at any time.  Mr. Mendez does not participate in the Company’s health-care plans.

Mr. Poserina’s Employment Agreement, executed January 1, 1997 provides that if  Mr. Poserina is terminated without “Cause” (as such term is defined in the Employment Agreement) by us he will be entitled to receive, for up to six months (the “severance period”), his annual base salary reduced by the compensation he may receive from any new employment. If there is a sale of all or substantially all of our assets or equity, then the severance period shall be 12 months without regard to any other compensation he might receive from new employment.

Director Compensation.  During the fiscal year ended September 30, 2008, we compensated our non-management directors with a $10,000 annual retainer.  Effective April 1, 2008, non-management directors received a quarterly retainer of $5,000.  Directors also receive $600 for each committee or special meeting attended by each non-management director.  Each of our non-management directors were paid $29,200 during the fiscal year ended September 30, 2008.  The directors did not receive any equity compensation or other compensation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act (“SEC”) of 1934 requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based on its review of the copies of such forms received by it, the Company believes that, during fiscal 2008, all filing requirements applicable to its officers, directors and greater than ten-percent shareholders were met.

Code of Business Conduct and Ethics

On January 24, 2005, the Company adopted a Code of Business Conduct and Ethics that applies to our directors, officers and employees in the performance of their responsibilities with respect to the Company's business. The Company's Code of Business Conduct and Ethics is available on the Company's website at www.synergxsystems.com under the Corporate Governance section, and are available in print to any shareholder upon written request to the Secretary of the Company.

Certain Relationships and Related Transactions

At September 30, 2007, Firecom, Inc. (“Firecom”) (a privately owned company involved in the fire alarm business) owned 1,352,544 shares or approximately 26.0% of our outstanding shares of common stock.  During the fiscal year ended September 30, 2008, Firecom purchased an additional 225,568 shares increasing its beneficial ownership to 1,578,012 shares equal to 30.3% of our outstanding shares of common stock.  On January 30, 2009, Firecom purchased 490,000 Shares of the Issuer from Heartland Advisors, Inc., at $0.60 a share for a total purchase price of $294,000, bringing its ownership to 39.7% of our outstanding shares of common stock.

Paul Mendez, our President and Chief Executive Officer, also serves as Chairman of the Board of Directors and Chief Executive Officer of Firecom.  Peter Barotz, one of our directors, also serves as a director of Firecom.

In June 2008, we entered into an Employment Agreement with Paul Mendez under which Mr. Mendez will serve as our President and Chief Executive Officer.  Under the terms of the original employment agreement, Mr. Mendez received a salary of $20,000.  On January 15, 2009, we entered into an Amendment to the Employment Agreement with Paul Mendez, effective October 1, 2008.  As a result, we will pay Mr. Mendez an annual base salary of $250,000 from October 1, 2008.  Mr. Mendez does not participate in the Company’s health-care plans.  Pursuant to the Employment Agreement, both our Board of Directors and Mr. Mendez may terminate his employment without cause and at any time.  Mr. Mendez has also agreed to certain non-competition and confidentially provisions.

We have entered into several transactions with Firecom in the ordinary course of business that are not material to our revenues, gross profit or net income.  Firecom has provided certain sales leads to us for products Firecom does not sell. These sales leads have resulted in additional sales of products to customers. We have paid Firecom 2% sales commissions related to these sales.  Firecom has manufactured and sold to us certain fire alarm equipment made to our specifications. This equipment was sold to us for $35,000 during the year ended September 30, 2008.  From time to time, we have purchased and sold certain products used in Firecom’s business.  During the year ended September 30, 2008 these products were sold to Firecom for $85,000. We have a consulting agreement with Firecom pursuant to which Firecom provides certain hardware and software engineering and field trouble-shooting services.  In offering these services, Firecom has agreed to keep information confidential and refrain from use of the information in its business.

Firecom also provides us with a full time employee who serves as President of our fire alarm products and services activities. Since February 2008, we paid Firecom $135,000 for the services of this individual, which includes reimbursement for salary, payroll taxes and other employee benefits for such full-time employee.

During the fiscal year ended September 30, 2007, the Company retained its principal auditor, Marcum & Kliegman, LLP to provide services.  On September 3, 2008, we dismissed Marcum & Kliegman LLP as our principal accountants.  We engaged Nussbaum Yates Berg & Wolpow, LLP as the Company’s new independent accountants to audit the Company’s consolidated financial statements for the fiscal year ending September 30, 2008.  We paid the following amounts for accounting services to our accountants:

	2008	2007
Audit Related Fees	$125,000	$92,000
Tax Fees	26,000	25,000
All Other Fees	9,500	11,005

Consistent with SEC and PCAOB requirements regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee approves all audit and permissible non-audit services provided by the independent registered public accounting firm.

OTHER BUSINESS

The proxy confers discretionary authority on the proxies with respect to any other business which may come before the Annual Meeting. The board of directors of Synergx knows of no other matters to be presented at the Annual Meeting. The persons named in the proxy will vote the shares for which they hold proxies according to their best judgment if any matters not included in this Proxy properly come before the meeting, unless the contrary is indicated.

STOCKHOLDER PROPOSALS

Any stockholder proposal to be included in the proxy statement and form of proxy relating to the 2009 Annual Meeting of Synergx Stockholders must be received by the close of business on November 17, 2009 and must comply in all other respects with the rules and regulations of the Securities and Exchange Commission. Proposals received after that date will be considered untimely. Proposals should be addressed to: Corporate Secretary, Synergx Systems Inc., 209 Lafayette Drive, Syosset, NY 11791.

INTERNET AVAILABILITY OF PROXY MATERIALS

Under rules recently adopted by the Securities and Exchange Commission, we are now furnishing proxy materials on the internet in addition to mailing paper copies of the materials to each stockholder of record. Instructions on how to access and review the proxy materials on the internet can be found below.

The following proxy materials are available at http://www.synergxsystems.com.

•	the Company’s 2009 Proxy Statement;
•	the Proxy Card
•	the Company’s Annual Report for the year ended December 31, 2008 (which is not deemed to be part of the official proxy soliciting materials)

SYNERGX SYSTEMS INC.

209 LAFAYETTE DRIVE, SYOSSET, NEW YORK 11791

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Paul Mendez and John A. Poserina as Proxies, each with the power to appoint his substitute and hereby authorizes them to represent and to vote, as designated below and on the reverse hereof, all shares of common stock of Synergx Systems Inc. (“Synergx”) held of record by the undersigned on June 17, 2009 at the annual meeting of stockholders of Synergx to be held on July 28, 200 or any adjournments thereof.  The undersigned hereby revokes any proxies heretofore given to vote said shares.

(Continued and to be signed on the reverse side.)

ANNUAL MEETING OF STOCKHOLDERS OF

SYNERGX SYSTEMS INC.

July 28, 2009

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL
The Notice of Meeting, proxy statement and proxy card
are available at www.synergxsystems.com

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible

Please detach along perforated line and mail in the envelope provided.

   20500000000000000000   3 072809

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACM INK AS SHOWN HERE ☒
1. Election of Directors: ☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	NOMINEES: O Paul Mendez O Peter Barotz O Ronald P. Fetzer O Harris Epstein O John A. Poserina
The undersigned hereby acknowledges receipt of Synergx’s Annual Report for 2008 and of the Notice of Annual Meeting of Stockholders and attached Proxy Statement.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder.  If no direction is made, this proxy will be voted FOR Proposal 1.

INSTRUCTIONS: To withhold authority for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method
☐

Signature of Stockholder:________________________    Date:_______________     Signature of Stockholder:________________________   Date:_______________

Note: Please sign exactly as your name or names appear on this Proxy.  When the shares are held jointly, each holder should sign.  When signing as exector, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.